UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 30, 2021

Quotient Technology Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Logue Avenue Mountain View, California 94043 (Address of principal executive offices)

(650) 605-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 5, 2021, Quotient Technology Inc., (the “Company”) issued a press release regarding its financial results for the second quarter ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The Company also intends to post to the investor relations page of its corporate website a copy of the Company’s stockholder letter announcing financial results.  A copy of the stockholder letter is furnished as Exhibit 99.2 to this current report.

The information set forth under Item 2.02 and in the press release and stockholder letter attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On July 30, 2021, the board of directors (the “Board”) of the Company appointed Alison Hawkins to serve as a member of the Board effective immediately. Ms. Hawkins will serve as a Class I director, with a term expiring at the Company’s 2024 annual meeting of stockholders.  Ms. Hawkins has also been appointed to the Audit Committee of the Board. The Board has determined that Ms. Hawkins is an independent director under the applicable requirements of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Since 2015, Ms. Hawkins has served as Managing Principal at Artemis Real Estate Partners (“Artemis”), a woman-owned real estate private equity firm by which she previously was employed from 2010 to 2013, having been hired to lead the firm’s capital raise strategy shortly after Artemis’ founding in 2009.  From 2013 to 2015, Ms. Hawkins was employed by CBRE Global Investors, where as a managing director she held a senior capital-raising and strategic product development role for one of the largest global real estate firms.  From 2004 to 2010, Ms. Hawkins served initially as an associate and later as director at Eastdil Secured, a national real estate investment bank, where she advised clients on investment sales and capital markets strategies.  From 1999-2000, Ms. Hawkins was general counsel of Kibu, Inc., a venture-backed internet marketing company, and from 1990-1999 Ms. Hawkins served initially as an associate attorney and later as a partner attorney with Milberg Weiss Bershad Hynes & Lerach LLP, a class action litigation firm.  A graduate of Occidental College (A.B.), American University (J.D.), and the Wharton School (M.B.A.), Ms. Hawkins holds the Chartered Alternative Investments Analyst designation and is a member of the State Bar of California. She is a member of the Occidental College Board of Trustees, where she serves on the board’s audit and investment committees. Ms. Hawkins was selected to serve on the Board because of her executive experience, her financial skills relating to company operations, investment evaluation and capital raising, her legal practice and risk management experience, and her diversity, equity & inclusion (DEI) oversight experience.

            In connection with her service as a director and consistent with the Company’s director compensation policy (the “Director Compensation Policy”) in effect on the date of her appointment, Ms. Hawkins will receive the Company’s standard non-employee director cash and equity compensation, including an initial award of restricted stock units with the number of restricted stock units equal to $250,000 divided by the closing price of the Company’s stock on the date of grant.  Starting on the date of the Company’s 2022 annual meeting of stockholders and subject to her continued service on the date of grant, Ms. Hawkins will also receive an annual equity award consistent with the terms of the Director Compensation Policy, as then in effect.  Ms. Hawkins will receive cash retainer of $37,500 for her service as a director and $10,000 for her membership on the Company’s Audit Committee, to be paid in quarterly installments for the immediately preceding fiscal quarter and pro-rated for the first fiscal quarter during which she serves as a director based on the number of days served after the effective date of her appointment.

In connection with her appointment, Ms. Hawkins and the Company will enter into the Company’s standard form of director indemnity agreement (the “Indemnity Agreement”). In addition to the indemnification required in the Company’s amended and restated certificate of incorporation and amended and restated bylaws, the Indemnity Agreement generally provides for the indemnification of Ms. Hawkins for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against her by reason of the fact that she is or was serving in such capacity, to the extent indemnifiable under the law. The foregoing description is qualified in its entirety by the full text of the form of Indemnity Agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 14, 2014 and which exhibit is incorporated by reference herein.

There are no arrangements or understandings between Ms. Hawkins and any other persons pursuant to which Ms. Hawkins was elected as a director.  In addition, Ms. Hawkins has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

On August 5, 2021, the Company issued a press release which included information regarding the appointment of Ms. Hawkins. The press release is furnished herewith as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

On July 30, 2021, Michelle McKenna notified the Company and the Board of her decision to resign from the Board effective July 30, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated August 5, 2021.

99.2	Stockholder Letter, August 5, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Pamela Strayer
Pamela Strayer

Chief Financial Officer and Treasurer

Date: August 5, 2021